Exhibit 99.1

Aura FAT Projects Acquisition Corp Signs Binding Letter of Intent with Dalmore for Proposed Business Combination

BRISBANE, Australia – February 12, 2026 (GLOBE NEWSWIRE) — Aura FAT Projects Acquisition Corp (“AFAR”), a special purpose acquisition company, and Dalmore Holdings Pty Ltd (“Dalmore”) have entered into a binding Letter of Intent (“LOI”) in connection with a proposed business combination. Upon completion, the combined company is expected to be publicly listed on a national securities exchange in the United States.

Under the terms of the LOI, all existing Dalmore shareholders are to roll their equity into the combined company.

In connection with the proposed transaction, AFAR expects to raise additional capital through a private investment in public equity (“PIPE”) financing to support the combined company’s growth objectives and future development plans.

The LOI is subject to completion of due diligence and final transaction structuring, and includes customary exclusivity, confidentiality, and other provisions. No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction. Completion of the transaction remains subject to the completion of satisfactory due diligence, negotiation of definitive agreements, shareholder and regulatory approvals, and other customary closing conditions. The parties will announce additional details regarding the proposed business combination if and when a definitive agreement is executed.

Operational Progress at Dalmore

Dalmore owns and operates the Wilkie Creek open-cut coal mine in Queensland’s Surat Basin, a historic Australian coal asset with an anticipated legacy production run rate of approximately 2.6 million tonnes per annum, and a planned ramp-up to approximately 3.7 million tonnes per annum.

Following a comprehensive operational and financial restructuring, Dalmore is working towards executing its first shipments of high-quality Australian coal, marking a key milestone in the recommencement of commercial operations. These initial shipments have been enabled by development and working capital funding provided by Blackbird Capital, a privately held financial services company based in Australia, which has supported the recommissioning of the mine, logistics readiness, and early customer deliveries.

The recommencement of Wilkie Creek’s commercial operations is expected to deliver renewed economic activity in the Dalby region of Queensland, including job creation, increased demand for local services, and broader regional supply-chain engagement.

Advisors

Hall Chadwick is serving as Corporate Advisor to Dalmore. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC is serving as exclusive financial advisor and lead capital markets advisor to AFAR. The Loev Law Firm, PC is serving as legal counsel to AFAR. Duane Morris LLP is serving as legal counsel to Dalmore.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, AFAR or a newly formed holding company will prepare and file a registration statement on Form S-4, including a preliminary proxy statement/prospectus (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). AFAR urges investors and securityholders to read the Proxy Statement and other documents filed with the SEC when they become available, as they will contain important information regarding the proposed business combination. The Proxy Statement will be distributed to holders of AFAR’s shares in connection with AFAR’s solicitation of proxies for the vote by AFAR’s shareholders with respect to the proposed business combination and other matters as will be described therein. All SEC filings will be available free of charge at www.sec.gov, or by directing a request to: Aura FAT Projects Acquisition Corp, 1 Phillip Street, #09-00, Royal One Phillip, Singapore, 048692, Attention: David Andrada, or by email at dandrada@hallchadwick.com.

Participants in the Solicitation

AFAR, Dalmore, and their respective directors, officers, and employees may be deemed participants under SEC rules in the solicitation of proxies in connection with the proposed business combination. Information about AFAR’s directors and officers is available in AFAR’s SEC filings. Additional details regarding the interests of persons involved in the proposed business combination will be included in the proxy statement/prospectus when it becomes available.

Forward-Looking Statements

All information in this press release concerning Dalmore has been provided solely by Dalmore and has not been independently verified by AFAR, which makes no representation or warranty regarding the accuracy or completeness of such information and assumes no obligation to update the information in this press release, except as required by law. This press release includes “forward-looking statements” with respect to AFAR and Dalmore. The expectations, estimates, and projections of the businesses of Dalmore and AFAR may differ from their actual results, and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the execution and delivery of a definitive agreement with respect to the proposed business combination, future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of AFAR and Dalmore and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of AFAR and Dalmore or other conditions to closing; (4) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC, the New York Stock Exchange, or another national securities exchange following the proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) risks related to Dalmore’s business, including fluctuations in demand and prices for coal and other commodities, competition within the industry, the risks inherent in mining operations, development projects and exploration activities, potential delays or cost overruns in capital expenditures, the ability to secure necessary raw materials and offtake arrangements, compliance with regulatory requirements, environmental and safety obligations, economic and market conditions, and political or geopolitical developments; (10) the “Risk Factors” sections of the most recent Annual Report on Form 10-K filed with the SEC by AFAR; and (11) other risks and uncertainties included in documents filed or to be filed with the SEC by AFAR, Dalmore and the combined company.

The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. AFAR and Dalmore do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances upon which any such statement is based, except as required by law. Past performance by AFAR and Dalmore is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of AFAR and Dalmore as indicative of future performance of an investment or the returns that AFAR and Dalmore will, or are likely to, generate going forward.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or regarding the proposed business combination. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

About Aura FAT Projects Acquisitions Corp

Aura FAT Projects Acquisitions Corp is a special purpose acquisition company led by an experienced management team and board of directors with a track record of sourcing and executing business combination transactions. AFAR’s business strategy is to identify companies that its management and board believes have compelling potential for value creation.

About Dalmore Holdings Pty Ltd

As described more fully above, Dalmore Holdings Pty Ltd is an Australian private mining company focused on the revitalization of the Wilke Creek open-cut coal mine in Queensland, Australia.

Media Contact
Mike Willesee
mwillesee@hallchadwick.com.au

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